Financial Instruments	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS AND CONCENTRATIONS OF RISK
Commodity derivative contracts
Our results of operations and cash flows are impacted by changes in market prices for petroleum products. This exposure to commodity price risk is managed, in part, by entering into various commodity derivatives.
We seek to manage the price risk associated with our marketing operations by limiting our net open positions through (i) the concurrent purchase and sale of like quantities of crude oil to create back-to-back transactions that are intended to lock in positive margins based on the timing, location or quality of the crude oil purchased and delivered or (ii) derivative contracts. Our storage and transportation assets also can be used to mitigate location and time basis risk. All marketing activities are subject to our Comprehensive Risk Management Policy, which establishes limits in order to manage risk and mitigate financial exposure.
Our commodity derivatives can be comprised of crude oil and natural gas liquids forward contracts and futures contracts. These are defined as follows:
Forward contracts – Over the counter ("OTC") contracts to buy or sell a commodity at an agreed upon future date. The buyer and seller agree on specific terms (price, quantity, delivery period, and location) and conditions at the inception of the contract.
Futures contracts – Exchange traded contracts to buy or sell a commodity. These contracts are standardized by the exchange in terms of quality, quantity, delivery period and location for each commodity.
We record commodity derivative assets and liabilities at fair value at each balance sheet date with the exception of commitments which have been designated as normal purchases and sales. The table below summarizes the balances of these assets and liabilities at December 31, 2014 and 2013 (in thousands):

	December 31, 2014			December 31, 2013
	Level 1	Netting*	Total	Level 1	Netting*	Total
Assets	$3,198	$(1,637)	$1,561	$36	$(36)	$—
Liabilities	1,637	(1,637)	—	96	(36)	60

*	Relates primarily to exchange traded futures. Gain and loss positions on multiple contracts are settled net on a daily basis with the exchange.

“Level 1” measurements are based on inputs consisting of unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. These include commodity futures contracts that are traded on an exchange.
“Level 2” measurements are based on inputs consisting of market observable and corroborated prices for similar derivative contracts. Assets and liabilities classified as Level 2 include OTC traded physical fixed priced purchases and sales forward contracts.

“Level 3” measurements are based on inputs from a pricing service and/or internal valuation models incorporating observable and unobservable market data.
Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the measurement requires judgment, and may affect the valuation of assets and liabilities and their placement within the fair value hierarchy. At December 31, 2014, all of our physical fixed price forward purchases and sales contracts were being accounted for as normal purchases and normal sales.
There were no financial assets or liabilities classified as Level 2 or Level 3 during the years ended December 31, 2014, 2013 and 2012, as such no rollforward of activity has been presented.
The following table sets forth the notional quantities for derivative instruments entered into during the periods indicated (in thousands of barrels):

	Year ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Sales	6,641	2,595	1,743
Purchases	6,477	2,575	1,636

We have not designated any of our commodity derivative instruments as accounting hedges. We record the fair value of the derivative instruments on our consolidated balance sheets in other current assets and other current liabilities. The fair value of our commodity derivative assets and liabilities recorded to other current assets and other current liabilities was as follows (in thousands):

December 31, 2014		December 31, 2013
Assets	Liabilities	Assets	Liabilities
$1,561	$—	$—	$60

We have posted margin deposits as collateral with brokers who have the right of set off associated with these funds. Our margin deposit balances were $0.8 million and $0.8 million at December 31, 2014 and 2013, respectively. These margin account balances have not been offset against our net commodity derivative instrument (contract) positions. Had these margin account balances been netted against our net commodity derivative instrument (contract) positions as of December 31, 2014 and 2013, we would have had net asset positions of $2.4 million and $0.8 million, respectively.
Realized and unrealized gains (losses) from our commodity derivatives were recorded to product revenue in the following amounts (in thousands):

Year Ended	Year Ended	Year Ended
December 31, 2014	December 31, 2013	December 31, 2012
$17,351	$(1,593)	$149

Concentrations of risk
During the year ended December 31, 2014, we generated approximately $964 million of revenue from two third-party customers, which represented approximately 74% of our consolidated revenue. We purchased approximately $622 million of product from two third-party suppliers, which represented approximately 55% of our costs of products sold. At December 31, 2014, two third-party customers accounted for 53% of our consolidated accounts receivable.
As described in Note 14, we also generated revenues and expenses from other subsidiaries of SemGroup.